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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2006
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                                Voyager One, Inc.
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             (Exact name of registrant as specified in its charter)

         Nevada                        0-32737                   88-0492272
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                  16 East Hinsdale Avenue, Hinsdale, IL 60521
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:  630-325-7130
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
          Year


On October 2, 2006, our Board of Directors approved an amendment to our articles of incorporation to change the name of the corporation to Voyager Petroleum, Inc. A majority, 81%, of the shareholders approved the amendment on October 3, 2006 by written consent without a meeting of the shareholders pursuant to Nevada corporate law and our bylaws. A Preliminary Information Statement will be filed with the Securities and Exchange Commission. The name change will become effective twenty days after notice is mailed to the shareholders.

Our Board of Directors recommended the name change because of the Company's expanded acquisition strategy to include petroleum oil blending, refining, bottling, and marketing companies and related assets. The Company expects the oil and gas sector to be its primary acquisition focus.



                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 9, 2006             VOYAGER ONE, INC.

                                   By: /s/ Sebastien C. DuFort
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                                           President